Waddell & Reed Advisors Funds

Supplement dated May 28, 2010 to the

Waddell & Reed Advisors Fixed Income and Money Market Funds Prospectus

dated January 29, 2010 and as supplemented March 3, 2010 and March 9, 2010

The following regarding Waddell & Reed Advisors Cash Management replaces the first paragraph in the section entitled “Principal Investment Strategies” on page 27:

The Fund seeks to achieve its objective by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities are rated in one of the two highest categories by the required number of requisite nationally recognized statistical rating organizations (NRSROs) (an NRSRO is a “requisite NRSRO” if designated as such by the Trust’s Board of Trustees (Board)) or, if unrated, determined by Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, to be of comparable quality. The Fund seeks, as well, to maintain a net asset value (NAV) of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 60 calendar days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days or, for securities rated in the second highest rating category by the requisite NRSROs (or, if unrated, determined by WRIMCO to be of comparable quality to such securities), not more than 45 calendar days.

The following regarding Waddell & Reed Advisors Cash Management is added to the section entitled “Principal Investment Risks” on page 28:

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Amortized Cost Risk. In the event that the Board determines that the extent of the deviation between the Fund’s amortized cost per share and its market-based NAV per share could result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate, or reduce to the extent practicable, such dilution or unfair results, including but not limited to, suspending redemption of Fund shares or liquidating the Fund.

The following regarding Waddell & Reed Advisors Cash Management is added to the “Risks” list in the section entitled “Additional Information about Principal Investment Strategies, Other Investments and Risks” on page 35:

■	Amortized Cost Risk

The following regarding Waddell & Reed Advisors Cash Management is added to the end of the section entitled “All Funds” on page 35:

Beginning October 7, 2010, information concerning Waddell & Reed Advisors Cash Management’s portfolio holdings will be posted on Waddell & Reed’s website, www.waddell.com, five business days after the end of each month and remain posted on the website for at least six months thereafter. In addition, beginning December 7, 2010, information concerning Waddell & Reed Advisors Cash Management’s portfolio holdings will be filed on a monthly basis with the SEC on Form N-MFP.

The following is added to the section entitled “Defining Risks” on page 36:

Amortized Cost Risk – In the event that the Board determines that the extent of the deviation between the Fund’s amortized cost per share and its market-based NAV per share could result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate, or reduce to the extent practicable, such dilution or unfair results, including but not limited to, suspending redemption of Fund shares or liquidating the Fund.

The following regarding Waddell & Reed Advisors Cash Management is added after the third bullet in the subsection entitled “When you place an order to sell shares” in the section entitled “Selling Shares” on page 52:

In addition, Waddell & Reed Advisors Cash Management may suspend redemptions during any period in which there are emergency conditions, including circumstances when the Board has determined it is appropriate to liquidate Waddell & Reed Advisors Cash Management, as provided in the 1940 Act and the rules and regulations thereunder.

WRPROFX-SUPAB

Supplement	Prospectus	1